Other Non-Current Liabilities	6 Months Ended
Jun. 30, 2026
Disclosure Of Other Non-Current Liabilities Explanatory [Abstract]
Other Non-Current Liabilities
14.
OTHER NON-CURRENT LIABILITIES

On November 19, 2025, the Group entered into a settlement agreement to fully resolve and conclude all matters related to legal proceedings previously filed in the Grand Court of the Cayman Islands by two minority investors. Under the terms of the agreement, the Group agreed to pay $5.0 million in cash and approximately $0.9 million in associated legal expenses.

As of June 30, 2026, $4.0 million of the settlement obligation remains unpaid. Based on the payment due dates, $2.5 million of the settlement obligation is included in other payables and accruals (See Note 13), with the remaining $1.5 million classified as other non-current liabilities in the statement of financial position.